UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 2, 2015 (August 28, 2015)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrants Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On August 28, 2015, Amedisys, Inc. (“Amedisys” or the “Company”), entered into a Credit Agreement effective as of that date (the “Credit Agreement”), among the Company and Amedisys Holding, L.L.C. (“Holding”), as co-borrowers, certain subsidiaries of the Company and Holding party thereto as guarantors, Bank of America, N.A. (the “Administrative Agent”), as Administrative Agent, Swingline Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Citizens Bank, N.A., Compass Bank, Fifth Third Bank and Regions Bank, as Co-Documentation Agents, the lenders party thereto (the “Lenders”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citizens Bank N.A., Fifth Third Bank and J.P. Morgan Securities LLC, as Joint Lead Arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Bookrunners, that provides for senior secured facilities in an initial aggregate principal amount of up to $300 million (the “Credit Facilities”). A copy of the Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference as though it were fully set forth herein. The following description of the Credit Agreement does not purport to be complete and, therefore, is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

The Credit Facilities are comprised of (a) a term loan facility in an initial aggregate principal amount of $100 million (the “Term Loan”); and (b) a revolving credit facility in an initial aggregate principal amount of up to $200 million (the “Revolving Credit Facility”). The Revolving Credit Facility provides for and includes within its $200 million limit a $25 million swingline facility and commitments for up to $50 million in letters of credit. The Company may increase the aggregate loan amount under the Credit Facilities by a maximum amount of $150 million subject to receipt from the Lenders, at their sole discretion, of commitments totaling the requested amount and the satisfaction of other terms and conditions, as further described in the Credit Agreement.

The net proceeds of the Term Loan and existing cash on hand were used to pay off (i) the Company’s existing term loan under its Prior Credit Agreement (as defined in Item 1.02, below) with a principal balance of $27 million and (ii) the Company’s existing term loan under its Prior Second Lien Credit Agreement (as defined in Item 1.02, below) with a principal balance of $70 million. The final maturity of the Term Loan is August 28, 2020. The Term Loan will amortize beginning on March 31, 2016 in 18 quarterly installments (eight quarterly installments of $1,250,000 followed by eight quarterly installments of $2,500,000, followed by two quarterly installments of $3,125,000, subject to adjustment for prepayments), with the remaining balance due upon maturity.

The Revolving Credit Facility may be used to provide ongoing working capital and for general corporate purposes of the Company and its subsidiaries, including permitted acquisitions, as defined in the Credit Agreement. The final maturity of the Revolving Credit Facility is August 28, 2020 and will be payable in full at that time.

The interest rate in connection with the Credit Facilities shall be based, at the co-borrowers’ election, on (i) the Base Rate plus the Applicable Rate (a “Base Rate Loan”) or (ii) the Eurodollar Rate plus the Applicable Rate (a “Eurodollar Rate Loan”). The “Base Rate” means a fluctuating rate per annum equal to the highest of (a) the federal funds rate plus 0.50% per annum, (b) the prime rate of interest established by the Administrative Agent, and (c) the Eurodollar Rate for an interest period of one month plus 1% per annum. The “Eurodollar Rate” means the rate at which Eurodollar deposits in the London interbank market for an interest period of one, two, three or six months (as selected by the co-borrowers) are quoted. The “Applicable Rate” means 1.00% per annum for Base Rate Loans and 2.00% per annum for Eurodollar Rate Loans, subject to adjustment to an amount equal to 0.50% per annum, 1.50% per annum or 2.00% per annum, in the case of Base Rate Loans, and to an amount equal to 1.50% per annum, 2.50% per annum or 3.00% per annum, in the case of Eurodollar Rate Loans, in each case depending upon the consolidated leverage ratio of the Company at the end of each quarter, as described below. Generally, Eurodollar Rate Loans must be in a minimum amount of $1,000,000, or whole multiples of $100,000 in excess thereof, and Base Rate Loans must be in a minimum amount of $500,000, or whole multiples of $100,000 in excess thereof.

The Credit Agreement also contains customary covenants, including, but not limited to, restrictions on:

•	incurrence of liens;
•	incurrence of additional debt;
•	sales of assets and other fundamental corporate changes;
•	investments; and
•	declarations of dividends.

These covenants contain customary exclusions and baskets.

In addition, the Credit Agreement requires maintenance of two financial covenants: (i) a consolidated leverage ratio of funded indebtedness to EBITDA, as defined in the Credit Agreement, and (ii) a consolidated fixed charge coverage ratio of EBITDA plus rent expense (less cash taxes less capital expenditures) to scheduled debt repayments plus interest expense plus rent expense, all as defined in the Credit Agreement. Each of these covenants, which are described more fully in the Credit Agreement, to which reference is made for a complete statement thereof, are calculated over rolling four-quarter periods and also are subject to certain exceptions and baskets.

The Credit Facilities are guaranteed by substantially all wholly-owned direct and indirect subsidiaries of the Company. The Credit Agreement requires at all times that the Company (i) provide guaranties from wholly-owned subsidiaries that in the aggregate represent not less than 95% of the Company’s consolidated net revenues and adjusted EBITDA (as defined in the Credit Agreement) from all wholly-owned subsidiaries and (ii) provide guarantees from subsidiaries that in the aggregate represent not less than 70% of consolidated adjusted EBITDA (as defined in the Credit Agreement), subject to certain exceptions.

Security Agreement and Pledge Agreement

In connection with entering into the Credit Agreement, the Company, Holding and the various wholly-owned subsidiaries that have guaranteed the Company’s and Holding’s obligations under the Credit Agreement entered into (i) a Security Agreement with the Administrative Agent dated August 28, 2015 (the “Security Agreement”) and (ii) a Pledge Agreement with the Administrative Agent dated as of August 28, 2015 (the “Pledge Agreement”) for the purpose of securing the payment of the Company’s and Holding’s obligations under the Credit Agreement. A copy of the Security Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference as though it were fully set forth herein, and a copy of the Pledge Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated by reference as though it were fully set forth herein. The following descriptions of the Security Agreement and the Pledge Agreement do not purport to be complete and, therefore, are qualified in their entireties by reference to Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

Pursuant to the Security Agreement and the Pledge Agreement, as of the effective date of the Credit Agreement, the Company’s and Holding’s obligations under the Credit Agreement are secured by (i) the grant of a first lien security interest in the non-real estate assets of substantially all of the Company’s direct and indirect, wholly-owned subsidiaries (subject to exceptions for certain immaterial and otherwise excluded subsidiaries and certain excluded property) and (ii) the pledge of the equity interests in (a) substantially all of the Company’s direct and indirect, wholly-owned corporate, limited liability company and limited partnership subsidiaries and (b) those joint ventures which constitute subsidiaries under the Credit Agreement (subject, in the case of the Pledge Agreement, to exceptions for certain immaterial and otherwise excluded subsidiaries and certain excluded property).

If an event of default occurs under the Credit Agreement, the Administrative Agent shall, upon the request of, or may, with the consent of, a specified percentage of the Lenders, exercise remedies with respect to the collateral, including, in some instances, taking possession of or selling personal property assets, collecting accounts receivables, or, in accordance with the terms of the Pledge Agreement, exercising proxies to take control of the pledged stock and other equity interests.

Item 1.02. Termination of a Material Definitive Material Agreement.

In connection with the entry by the Company and Holding into the Credit Agreement (as described in Item 1.01 of this Current Report on Form 8-K), on August 28, 2015, (i) the Credit Agreement dated October 26, 2012 among the

Company and Holding, as co-borrowers, the several banks and other financial institutions party thereto from time to time, BOKF, NA DBA Bank of Texas, Compass Bank, Fifth Third Bank and RBS Citizens, N.A., as Documentation Agents, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Co-Lead Arrangers and Joint Bookrunners (the “Prior Credit Agreement”), as amended by the First Amendment and Limited Waiver thereto dated as of September 4, 2013 (the “First Amendment”), as further amended by the Second Amendment thereto dated as of November 11, 2013 (the “Second Amendment”), as further amended by the Third Amendment thereto dated April 17, 2014 (the “Third Amendment”), and as further amended by the Fourth Amendment thereto dated July 28, 2014 (the “Fourth Amendment”) and (ii) the Second Lien Credit Agreement dated as of July 28, 2014 by and among the Company and Holding, as co-borrowers, the banks and other financial institutions or entities from time to time parties thereto as lenders, and Courtland Capital Market Services LLC, as Administrative Agent (the “Prior Second Lien Credit Agreement”) were terminated.

A copy of the Prior Credit Agreement was previously filed by the Company with the United States Securities and Exchange Commission (the “Commission”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 30, 2012; a copy of the First Amendment was previously filed by the Company with the Commission as Exhibit 10.1.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; a copy of the Second Amendment was previously filed by the Company with the Commission as Exhibit 10.1.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; a copy of the Third Amendment was previously filed by the Company with the Commission as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014; a copy of the Fourth Amendment was previously filed by the Company with the Commission as Exhibit 10.1.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014; and a copy of the Prior Second Lien Credit Agreement was filed by the Company with the Commission as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2014.

The Company paid a call premium of $700,000 associated with the termination of the Prior Second Lien Credit Agreement and the voluntary prepayment of the amounts owed thereunder as of August 28, 2015.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 28, 2015, the Company entered into the Credit Agreement and borrowed the Term Loan in its entirety, as further described under Item 1.01 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Credit Agreement dated as of August 28, 2015, among Amedisys, Inc. and Amedisys Holding, L.L.C, as borrowers, certain subsidiaries of Amedisys, Inc. party thereto as guarantors, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Citizens Bank, N.A., Compass Bank, Fifth Third Bank and Regions Bank, as Co-Documentation Agents, the lenders party thereto, Merrill, Lynch, Pierce Fenner & Smith Incorporated, Citizens Bank N.A., Fifth Third Bank and J.P. Morgan Securities LLC, as Joint Lead Arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Bookrunners

10.2	Security Agreement dated as of August 28, 2015, among Amedisys, Inc. and Amedisys Holding, L.L.C., as borrowers, certain other parties identified as “grantors” on the signature pages thereto and Bank of America, N.A., in its capacity as Administrative Agent

10.3	Pledge Agreement dated as of August 28, 2015, among Amedisys, Inc. and Amedisys Holding, L.L.C., as borrowers, certain other parties identified as “pledgers” on the signature pages thereto, and Bank of America, N.A., in its capacity as Administrative Agent

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
Vice Chairman and Chief Financial Officer

DATE: September 2, 2015

Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement dated as of August 28, 2015, among Amedisys, Inc. and Amedisys Holding, L.L.C, as borrowers, certain subsidiaries of Amedisys, Inc. party thereto as guarantors, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Citizens Bank, N.A., Compass Bank, Fifth Third Bank and Regions Bank, as Co-Documentation Agents, the lenders party thereto, Merrill, Lynch, Pierce Fenner & Smith Incorporated, Citizens Bank N.A., Fifth Third Bank and J.P. Morgan Securities LLC, as Joint Lead Arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Bookrunners

10.2	Security Agreement dated as of August 28, 2015, among Amedisys, Inc. and Amedisys Holding, L.L.C., as borrowers, certain other parties identified as “grantors” on the signature pages thereto and Bank of America, N.A., in its capacity as Administrative Agent

10.3	Pledge Agreement dated as of August 28, 2015, among Amedisys, Inc. and Amedisys Holding, L.L.C., as borrowers, certain other parties identified as “pledgers” on the signature pages thereto, and Bank of America, N.A., in its capacity as Administrative Agent